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                                                                   Exhibit 10.52

                                STAMPS.COM INC.

                         CONFIDENTIAL INFORMATION AND
                        INVENTION ASSIGNMENT AGREEMENT

                               DECEMBER 20, 2000

     As a condition of my separation from employment and retention as a consultant by Stamps.com Inc., a Delaware corporation, or any of its current or future subsidiaries, affiliates, successors or assigns (collectively, the "Company"), and in consideration of my separation from employment and entry into
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a consulting relationship with the Company and my receipt of the compensation now and hereafter paid to me by the Company, I agree to the following:

     1.   Employment or Consulting Relationship.  I understand and acknowledge
          -------------------------------------
that this Agreement does not create an employment relationship with the Company. I understand and acknowledge that this Agreement does not alter, amend or expand upon any rights I may have to continue in a consulting relationship with, or the duration of my consulting relationship with, the Company under any agreements between the Company and me or under applicable law. The consulting relationship between the Company and me that commences upon the date of this Agreement and is evidenced by a consulting agreement dated even date herewith shall be referred to herein as the "Relationship."
                  ------------

     2.   Confidential Information.
          ------------------------

          (a)  Company Information.  I agree at all times during the term of my
               -------------------
Relationship with the Company and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm, corporation or other entity without written authorization of the Board of Directors of the Company, any Confidential Information of the Company which I obtain or create or any Confidential Information of the Company which I obtained or created on or after May 30, 1998. I further agree not to make copies of such Confidential Information except as authorized by the Company. I understand that "Confidential Information" means any Company proprietary
                 -------------------------
information, technical data, trade secrets or know-how, including, but not limited to, research, products, services, suppliers, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted since May 30, 1998), prices and costs, markets, software, algorithms, ideas, compositions, techniques, improvements, inventions (whether patentable or not), works of authorship, derivative works, business and product development plans, the salaries and terms of compensation of other employees, developments, laboratory notebooks, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets or other business information concerning the Company's actual or anticipated business, research or development that was or is disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment or created by me during the period of the Relationship and during the term of my employment, directorship or previous consultancy, whether or not during working hours. I understand that "Confidential Information" includes, but is not limited to,
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information pertaining to any aspects of the Company's business which is either
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information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise. I further understand that Confidential Information does not include any of the foregoing items which has become publicly and widely known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

     (b)  Company Materials. I understand that the Company possesses or will
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possess "Company Materials" that are important to its business. For purposes of
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this Agreement, "Company Materials" are documents or other media or tangible
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items that contain or embody Confidential Information or any other information concerning the business, operations or plans of the Company, whether such documents have been prepared by me or by others. "Company Materials" include,
                                                  -----------------
but are not limited to, blueprints, drawings, photographs, charts, graphs, notebooks, customer lists, computer software (whether in the form of executable code, data or any other form and in any format or structure whatsoever), computer media, printouts, sound recordings and other printed, typewritten or handwritten documents, as well as samples, prototypes, models, products and the like.

          (c) Third Party Information.  I recognize that the Company has
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received and in the future will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

     3.   Inventions.
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          (a)  Inventions Retained and Licensed.  I have attached hereto, as
               --------------------------------
Exhibit A, a list describing with particularity all inventions, original works
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of authorship, developments, improvements, and trade secrets which were made by me prior to May 30, 1998 (collectively referred to as "Prior Inventions"), which
                                                       ----------------
belong solely to me or belong to me jointly with another, which relate in any way to any of the Company's proposed businesses, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If, in the course of my Relationship with the Company, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a non-exclusive, royalty-free, irrevocable, perpetual, worldwide license (with the right to sublicense) to make, have made, copy, modify, make derivative works of, use, sell and otherwise distribute such Prior Invention as part of or in connection with such product, process or machine.

          (b)  Assignment of Inventions.  I agree that I will promptly make full
               ------------------------
written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title and interest throughout the world in and to any and all inventions, original works of authorship, derivative works, technology, software, application programming interfaces, compositions, ideas, designs, processes, techniques, data, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I have solely or jointly conceived or developed or reduced to practice, or may solely or jointly cause to be conceived or developed or reduced to practice, during the period beginning May 30, 1998 and ending upon the termination of my Relationship with the Company (collectively referred to as "Inventions"), except as provided in Section 3(d) below. I further acknowledge
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that all Inventions made by me (solely or jointly with others) within the scope of and

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during the period of beginning May 30, 1998 or during the Relationship are
"works made for hire" (to the greatest extent permitted by applicable law) and
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were compensated by my salary (in the case of my employment) or by such amounts paid to me under any applicable consulting agreement or consulting arrangements (if I am or was a consultant), unless regulated otherwise by the mandatory law of the state of California.

          (c)  Patent and Copyright Rights.  I agree to assist the Company, or
               ---------------------------
its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, trademarks, mask work rights, moral rights, or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, recordations, and all other instruments which the Company shall deem necessary in order to apply for, obtain, maintain and transfer such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights, moral rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement until the expiration of the last such intellectual property right to expire in any country of the world. If the Company is unable because of my mental or physical incapacity or unavailability or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations thereon with the same legal force and effect as if originally executed by me. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, which I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

          (d)  Exception to Assignments.  I understand that the provisions of
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this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor
Code Section 2870 (attached hereto as Exhibit B).  I will advise the Company
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promptly in writing of any inventions that I believe meet such provisions and are not otherwise disclosed on Exhibit A.
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     4.   Returning Company Documents.  I agree that, at the time of termination
          ---------------------------
of my Relationship with the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all Company Materials, including but not limited to, devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, laboratory notebooks, materials, flow charts, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to the Relationship or otherwise belonging to the Company, its successors or assigns. I also recognize and agree that I have no expectation of privacy with respect to the Company's telecommunications, networking, or information processing systems (including, without limitation, stored computer files, e-mail messages and voice messages) and that my activity, and any files or messages, on or using any of those systems may be monitored at any time without notice.

     5.   Notification to Other Parties.  I hereby grant consent to notification
          -----------------------------
by the Company to any other parties besides the Company with whom I maintain an employment or consulting relationship,

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including parties with whom such relationship commences after the effective date of this Agreement, about my rights and obligations under this Agreement.

     6.   Solicitation of Employees, Consultants and Other Parties. I agree that
          --------------------------------------------------------
during the term of my Relationship with the Company, and for a period of twenty-four (24) months immediately following the termination of my Relationship with the Company, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees or consultants to terminate their relationship with the Company, or take away such employees or consultants, or attempt to solicit, induce, recruit, encourage or take away employees or consultants of the Company, either for myself or for any other person or entity. Further, for a period of twenty-four (24) months following termination of my Relationship with the Company for any reason, with or without cause, I shall not solicit any licensor to or customer of the Company or licensee of the Company's products, in each case, that are known to me, with respect to any business, products or services that are competitive to the products or services offered by the Company or under development as of the date of termination of my Relationship with the Company.

     7.   Representations and Covenants.
          -----------------------------

          (a)  Facilitation of Agreement. I agree to execute promptly any proper
               -------------------------
oath or verify any proper document required to carry out the terms of this Agreement upon the Company's written request to do so.

          (b)  Voluntary Execution. I certify and acknowledge that I have
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carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

     8.   Term of Obligations.  I agree that my obligations under this Agreement
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shall continue in effect after termination of my Relationship with the Company, regardless of the reason or reasons for termination, and whether such termination is voluntary or involuntary on my part.

     9.   General Provisions.
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          (a)  Governing Law.  The validity, interpretation, construction and
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performance of this Agreement shall be governed by the laws of the State of
California, without giving effect to the principles of conflict of laws.

          (b)  Entire Agreement.  With the exception of the Separation Letter
               ----------------
between me and the Company dated even date herewith and the exhibits thereto, this Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless modified by a subsequent written agreement executed by an authorized officer of the Company. Any subsequent change or changes in my duties, obligations, rights or compensation will not affect the validity or scope of this Agreement.

          (c)  Severability.  If one or more of the provisions in this Agreement
               ------------
are deemed void by law, then the remaining provisions will continue in full force and effect.

          (d)  Successors and Assigns.  This Agreement will be binding upon my
               ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

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          (e)  Survival.  The provisions of this Agreement shall survive the
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termination of the Relationship and the assignment of this Agreement by the
Company to any successor in interest or other assignee.

          (f)  ADVICE OF COUNSEL.  I ACKNOWLEDGE THAT, IN EXECUTING THIS
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AGREEMENT, I HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL
COUNSEL, AND I HAVE READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

The parties have executed this Agreement as of December 20, 2000.


COMPANY:                                     JOHN M. PAYNE:

STAMPS.COM INC.


_________________________________        _______________________________________
Signature                                Signature

By: _____________________________        _______________________________________
                                         Printed Name
Title: __________________________

Address: 3420 Ocean Park Blvd.           Address: 660 Thalia Street
         Suite 1040                               Laguna Beach, California 92651
         Santa Monica, CA 90405

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                                   EXHIBIT A
                                   ---------

                            LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP
                            EXCLUDED FROM SECTION 4

VIDO - Voice In Data Out - A system and method for using voice command/control to a device and voice narration through to a switch to control transmission of data wirelessly to handheld telephone devices.

Trademark Application - Vocal Rain

Trademark Application - SimpleAir



___ No inventions or improvements

___ Additional Sheets Attached

Signature:__________________________

Print Name:_________________________

Date:_______________________________
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                                   EXHIBIT B
                                   ---------

Section 2870 of the California Labor Code is as follows:

     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

          (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer; or

          (2)  Result from any work performed by the employee for the employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.